UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2001

                         OASIS INFORMATION SYSTEMS, INC.
                              (Name of Registrant)

  Nevada                              0-27715                  86-0871081
(State or other jurisdiction        (Commission                (IRS Employer
 of incorporation)                  File Number)             Identification No.)


             14726 Goldenwest Street, Suite F, Westminster, CA 92683
                    (Address of principle executive offices)

Registrants telephone number, including area code     (714) 974-7732


                                 1st GENX, INC.
                    101-565 Bernard Ave., Kelowna, BC V1Y8R4

          (Former name or former address, if changed since last report)


Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and
(2) has been subject to such filing requirements for the past 90 days.

         Yes      [  X  ]                            No     [     ]

The Company had 27,265,874 shares of common stock outstanding at September 30, 2001.

Transitional Small Business Disclosure Format (check one):


         Yes      [  X ]                             No     [     ]





Item 1.  Changes in Control of Registrant

     Pursuant to a reverse  merger via an Agreement  and Plan of  reorganization
the  shareholders  of  the  acquired  Nevada   corporation  become  the  control
shareholders.

Item 2.  Acquisition or Disposition of Assets

     On October 16, 2001 the shareholders approved the acquisition of 100% of the capital stock of Oasis Information Systems, Inc., a Nevada corporation, in exchange for 20,000,000 shares of authorized but unissued $.001 par value common stock and 3,000,000 shares of convertible, voting preferred stock.

Item 3.  Bankruptcy or Receivership

         No event to report.

Item 4.  Changes in Registrants Certifying Accountant

         No event to report.

Item 5.  Other Matters

     A Special Meeting of Shareholders held October 16, 2001 in Las Vegas, Nevada the shareholders approved on Agreement and Plan of Reorganization whereby the Company acquired 100% of the capital stock of Oasis Information Systems, Inc., a Nevada corporation in exchange for 20,000,000 shares at $.001 par value common stock and 3,000,000 shares of voting convertible preferred stock.

         At the same meeting the shareholders:

1-       Amended the Articles of Incorporation changing the corporate name to:
                           Oasis Information Systems, Inc.

2-      Elected  new  directors  to server for the  coming  year or until  their successors would be duly qualified. Those persons elected were:

                           Jerry V. Tavitas
                           Diane G. Terry
                           Randy Walker.

3- Approved the sale of the corporation pre Oasis assets subject to their liabilities to another corporation at the completion of an acquisition agreement by the directors. The consideration for the sale will be distributed to shareholders of record September 30, 2001.

Item 6. Changes in Directors


     Elected new directors to server for the coming year or until their successors would be duly qualified. Those persons elected were:

                           Jerry V. Tavitas
                           Diane G. Terry
                           Randy Walker.

Item 7.  Financial Statements

         None.

Exhibits

1.       Agreement and Plan of Reorganization.
2.       Amendment to the Articles of Incorporation  Name Change.
3. Notice of Meeting, Proxy Information Statement and Proxy, held October 16, 2001. Previously filed.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereinto duly authorized.
                                            OASIS INFORMATION SYSTEMS, INC.


                                             /S/ Jerry Tavitas
                                            Jerry Tavitas, President






Dated this 25th day of October 2001.